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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 3, 1998



                         BACK BAY RESTAURANT GROUP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                   0-19810                      04-2812651
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(STATE OR OTHER JURISDICTION       (COMMISSION                  (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)



                 284 Newbury Street, Boston, Massachusetts 02115
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER: (617) 536-2800



                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.    OTHER EVENTS

     (a)   AGREEMENT AND PLAN OF MERGER

           On December 3, 1998, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with SRC Holdings, Inc., a Delaware corporation (the "Purchaser"), pursuant to which the Purchaser will be merged with and into the Registrant (the "Merger") with the Registrant being the surviving corporation, subject to the conditions set forth in the Merger Agreement. Pursuant to the terms of the Merger Agreement, all of the outstanding public shares of the Registrant's common stock will be converted into the right to receive $10.25 per share in cash. Consummation of the transactions contemplated by the Merger Agreement will be conditioned upon, among other things, approval by the stockholders of the Registrant, including a majority of its non-affiliated public stockholders, and receipt by the Purchaser of approximately $38 million of cash proceeds from financing commitments to fund the Merger.

           The summary of the Merger Agreement set forth above is qualified in its entirety by reference to the Merger Agreement, which is filed as an exhibit hereto and is incorporated herein by reference. The press release announcing the Merger Agreement is also filed as an exhibit hereto and is incorporated herein by reference.

     (b)   AMENDMENT TO SHAREHOLDER RIGHTS AGREEMENT

           On December 3, 1998, the Registrant entered into Amendment No. 1 ("Amendment No. 1") to the Shareholder Rights Agreement, dated as of December 20, 1994, between the Registrant and State Street Bank and Trust Company, as Rights Agent (the "Rights Agreement"). Amendment No. 1 amends the Rights Agreement to permit the parties to the Merger Agreement to consummate the Merger without triggering the exercisability of the Rights (as defined in the Rights Agreement).

           The Rights Agreement is incorporated herein by reference to the Report on Form 8-K filed by the Registrant with the Commission on December 21, 1994. Amendment No. 1 is filed with this report as Exhibit 4.2 and is hereby incorporated by reference. The summary of Amendment No. 1 set forth above is qualified in its entirety by reference to such exhibit.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not Applicable

(b)  Not Applicable



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(c)  EXHIBITS:

     Exhibit No.        Description
     -----------        -----------

     2 Agreement and Plan of Merger, dated as of December 3, 1998, by and between the Registrant and SRC Holdings, Inc.

     4.1 Shareholder Rights Agreement, dated as of December 20, 1994, between the Registrant and State Street Bank & Trust Company, as Rights Agent.*

     4.2 Amendment No. 1, dated as of December 3, 1998, to the Shareholder Rights Agreement, dated as of December 20, 1994, between the Registrant and State Street Bank and Trust Company, as Rights Agent.

     99                 Press Release, dated December 3, 1998, issued by the
                        Registrant.



* Incorporated herein by reference to the Registrant's Report on Form 8-K filed with the Commission on December 21, 1994.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               BACK BAY RESTAURANT GROUP, INC.




Date: December 11, 1998                        By:  /s/ Francis P. Bissaillon
                                                   ----------------------------
                                                   Francis P. Bissaillon,
                                                   Executive Vice President and
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX



     The following designated exhibits are filed herewith:

Exhibit     Description                                              Page Number
-------     -----------                                              -----------

2           Agreement and Plan of Merger, dated as of December 3,         A1
            1998, by and between the Registrant and SRC Holdings, Inc.

4.1 Shareholder Rights Agreement, dated as of December 20, 1994, between the Registrant and State Street Bank &
            Trust Company, as Rights Agent.*

4.2         Amendment No. 1, dated as of December 3, 1998, to the         B1
            Shareholder Rights Agreement, dated as of December 20,
            1994, between the Registrant and State Street Bank and
            Trust Company, as Rights Agent.

99          Press Release, dated December 3, 1998, issued by the          C1
            Registrant.


* Incorporated herein by reference to the Registrant's Report on Form 8-K filed with the Commission on December 21, 1994.






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